UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a - 101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BWAY HOLDING COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

BWAY Holding Company

8607 Roberts Drive, Suite 250

Atlanta, Georgia 30350

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

Date:	Tuesday, March 4, 2008
Time:	10:00 a.m. (Eastern Time)
Place:	Doubletree Hotel
1075 Holcomb Bridge Road, Roswell, Georgia 30076

Purpose of the Meeting:

1.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 28, 2008; and

2.	To transact such other business as may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

Record Date: Only stockholders of record as of the close of business on January 8, 2008 are entitled to receive notice of, to attend and to vote at the meeting.

Proxy Voting: Your vote is important. To ensure that each stockholder’s vote is counted at the meeting, stockholders are requested to mark, sign, date and return the enclosed proxy card as promptly as possible in the envelope provided or to submit the proxy via the Internet or by telephone. For specific instructions on how to vote your shares, please refer to the instructions on the proxy card. Stockholders attending the meeting may vote in person even if they have previously returned proxy cards.

Our 2007 Annual Report and our Form 10-Q for the quarter ended December 30, 2007, which are not a part of the proxy soliciting material, are enclosed.

By Order of the Board of Directors,

/s/ Jeffrey M. O’Connell
Jeffrey M. O’Connell
Vice President, Treasurer and Secretary

Atlanta, Georgia
February 14, 2008

BWAY HOLDING COMPANY

8607 Roberts Drive, Suite 250

Atlanta, Georgia 30350

PROXY STATEMENT

FOR THE

2008 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 4, 2008

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of BWAY Holding Company, a Delaware corporation (the “Company,” “us,” or “our”) for use at the Company’s 2008 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, March 4, 2008, at 10:00 a.m., Eastern Time, at the Doubletree Hotel located at 1075 Holcomb Bridge Road, Roswell, Georgia 30076, or at any postponement or adjournment of the Annual Meeting for the purposes set forth in the accompanying Notice of 2008 Annual Meeting of Stockholders. This Proxy Statement, form of proxy and voting instructions are first being mailed or given to stockholders on or about February 14, 2008.

Annual Report and Form 10-Q. Our Annual Report for the year ended September 30, 2007, including a copy of our Annual Report on Form 10-K/A for the year ended September 30, 2007, as filed with the Securities and Exchange Commission (the “SEC”) on January 29, 2008, and our Quarterly Report on Form 10-Q for the quarterly period ended December 30, 2007, as filed with the SEC on February 13, 2008, are being mailed together with this Proxy Statement to each of our stockholders of record at the close of business on January 8, 2008. Alternatively, our Annual Report on Form 10-K/A and our Quarterly Report on Form 10-Q may be accessed on-line through our website at www.bwaycorp.com or through the SEC’s website at www.sec.gov. In addition, you may request a copy of our Annual Report or Quarterly Report by writing or telephoning us at: BWAY Holding Company, Investor Relations, 8607 Roberts Drive, Suite 250, Atlanta, Georgia 30350, telephone (770) 645-4800.

Purpose of the Meeting. At the Annual Meeting, stockholders will vote on the items of business outlined in the Notice of 2008 Annual Meeting of Stockholders, included as the cover page to this proxy statement. In addition, management will report on our business and respond to questions from stockholders.

Record Date. The Board has established January 8, 2008 as the record date for the Annual Meeting (the “Record Date”). Only holders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

As of the Record Date, there were 21,680,937 shares of the Company’s common stock outstanding. There are no other classes of capital stock outstanding.

Voting Your Proxy. Whether or not you plan to attend the Annual Meeting, you may grant a proxy to vote your shares via Internet, telephone or mail as more fully described below:

•	By Internet: Go to http://www.proxyvoting.com/bwy and follow the instructions. You will need your proxy card when you access the web site.

•	By Telephone: From a touch-tone telephone, call 1-866-540-5760 and follow the voice prompts. You will need your proxy card when you call.

•	By Mail: Mark your vote, sign your name exactly as it appears on your proxy card, date your card and promptly return it in the envelope provided.

All proxies that have been properly authorized and not revoked will be voted at the Annual Meeting. If you submit a proxy but do not indicate any voting instructions, the shares represented by that proxy will be voted FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 28, 2008. Our Board does not presently intend to bring any other business before the Annual Meeting, and we are not aware of any other matters to be raised at the Annual Meeting. However, if other matters properly come before the Annual Meeting, the persons appointed to vote the proxies will vote on such matters in accordance with their best judgment in the interest of the Company.

Revoking Your Proxy. You may revoke your proxy at any time before it is exercised by:

•	attending the Annual Meeting and voting in person;

•	delivering a properly executed, later-dated proxy prior to the Annual Meeting; or

•	delivering a written notice of revocation to the Company’s Corporate Secretary at the Company’s principal executive office prior to the Annual Meeting.

Quorum. For business to be conducted at the Annual Meeting, a quorum must be present. Each share of common stock outstanding on the Record Date is entitled to one vote on all matters coming before the Annual Meeting. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for quorum purposes and for all other matters as well. The presence at the Annual Meeting, either in person or by proxy, of holders of shares of outstanding common stock entitled to vote and representing a majority of the voting power of such shares will constitute a quorum for the transaction of business. A stockholder may abstain from voting with respect to each item submitted for stockholder approval. Abstentions and “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) will be counted for the purpose of determining whether a quorum is present for the transaction of business, but will not be counted as votes cast. Where a broker or nominee is not instructed to vote on a particular proposal, such broker or nominee has discretion to vote its clients’ shares with respect to “routine” matters (see “Votes Required,” below). If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

Votes Required. Pursuant to the Company’s Amended and Restated Bylaws, each item of business to be voted on at the Annual Meeting requires the affirmative vote by the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm is considered a “routine” matter under New York Stock Exchange (“NYSE”) rules. The NYSE rules allow brokerage firms to vote their clients’ shares on routine matters if the clients do not provide voting instructions. The NYSE rules do not allow brokerage firms to vote their clients’ shares on non-routine matters in the absence of affirmative voting instructions. Abstentions will be counted for the purpose of determining whether a quorum is present for the transaction of business, but will not be counted as votes cast; thus, abstentions will have the effect of a vote against the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

Cost of Proxy Solicitation. The Company will pay all of the costs of preparing, printing and distributing proxy materials. In addition, we will reimburse brokerage firms, banks and other representatives of stockholders for reasonable expenses incurred as defined in the NYSE schedule of charges. We will request that brokerage firms, banks, other custodians, nominees, fiduciaries and other representatives of stockholders forward proxy materials, annual reports and quarterly reports for our quarterly period ended December 30, 2007 to the beneficial owners of our Common Stock. We expect to solicit proxies primarily by mail, but directors, officers and other employees of the Company may also solicit proxies in person, by telephone, through electronic transmission and by facsimile transmission. Directors and employees of the Company do not receive additional compensation for soliciting stockholder proxies.

Householding. The SEC permits companies and intermediaries (such as brokers and banks) to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report to those stockholders. This process, which is commonly referred to as “householding,” is intended to reduce the volume of duplicate information stockholders receive and also reduce expenses for companies. While we do not utilize householding, some intermediaries may be householding our proxy materials and annual report. Once you have received notice from your broker or another intermediary that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you hold your shares through an intermediary that sent a single proxy statement and annual report to multiple stockholders in your household, we will promptly deliver a separate copy of each of these documents to you if you send a written request to the attention of Investor Relations, BWAY Holding Company, 8607 Roberts Drive, Suite 250, Atlanta, Georgia 30350 or by calling (770) 645-4800. If you hold your shares through an intermediary that is utilizing householding and you want to receive separate copies of our annual report and proxy statement in the future, or if you are receiving multiple copies of our proxy materials and annual report and wish to receive only one, you should contact your bank, broker or other nominee record holder.

ITEM 1

RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 28, 2008. At the Annual Meeting, the Board is asking stockholders to vote in favor of ratifying the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. If the appointment of Deloitte & Touche LLP were not to be ratified by the stockholders, the Audit Committee would not be required to appoint another independent registered public accounting firm, but would give consideration to an unfavorable vote.

Deloitte & Touche LLP has advised the Audit Committee that they are independent accountants with respect to the Company, within the meaning of standards established by the American Institute of Certified Public Accountants, the Public Company Accounting Oversight Board, the Independence Standards Board and federal securities laws administered by the SEC. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.

Fees Paid to Deloitte & Touche LLP—Audit and Non-audit fees

The following table presents fees for professional audit services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”) for the audit of our annual financial statements for the years ended September 30, 2007 and October 1, 2006 and fees billed for tax and other services rendered by Deloitte & Touche during those periods. All of the following fees were approved by the Audit Committee pursuant to the committee’s pre-approval policy.

(Dollars in Millions)
Service Type	Fiscal 2007	Fiscal 2006
Audit Fees	$0.8	$0.7
Audit-Related Fees(1)	0.3	0.1
Tax Fees(2)	0.1	0.3
All Other Fees	—	—

Total	$1.2	$1.1

(1)	Audit Related Fees consist of the assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. We have included in this category fees related to the performance of audits and attest services not required by statute or regulations, due diligence related to mergers and acquisitions, review of filings related to the registration of our common stock, review of filings related to mergers and acquisitions and accounting consultations regarding the application of GAAP to proposed transactions.

(2)	Tax Fees consist of the aggregate fees billed for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning.

Audit Committees’s Pre-approval Policies and Procedures

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. The Audit Committee assists the Board of Directors in its oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company. The Audit Committee’s role includes discussing with management the Company’s processes for managing business and financial risk, and for compliance with significant applicable legal, ethical and regulatory requirements. The Audit Committee is responsible for the appointment, replacement, compensation, and oversight of the independent registered public accounting firm engaged to prepare or issue audit reports on the financial statements of the Company. The Audit Committee relies on the expertise and knowledge of management, the internal auditors and the independent registered public accounting firm auditor in carrying out its oversight responsibilities.

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditor and management are required to report periodically to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. The audit committee approved all fees incurred by the Company from Deloitte & Touche in 2007 and 2006.

Board Voting Recommendation

The Board recommends that stockholders vote FOR the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 28, 2008.

If the appointment of Deloitte & Touche LLP were not to be ratified by the stockholders, the Audit Committee would not be required to appoint another independent registered public accounting firm, but would give consideration to an unfavorable vote.

OTHER BUSINESS

Management and the Board are not aware of any other item of business that will be addressed at the Annual Meeting. If any other item of business is properly brought before the Annual Meeting, the persons appointed to vote the proxies will vote the shares they represent in accordance with their best judgment in the interest of the Company.

PROPOSALS FOR THE NEXT ANNUAL MEETING

Any stockholder proposal intended to be presented for consideration at the 2009 Annual Meeting of Stockholders and to be included in our proxy statement for that meeting must be received no later than October 16, 2008.

Any stockholder proposal received after October 16, 2008 and intended to be presented for consideration at the 2009 Annual Meeting of Stockholders, but which will not be included in the proxy statement for such meeting, must be received no later than December 31, 2008.

Stockholder proposals must be submitted in writing to the attention of the Corporate Secretary at the address of our principal executive office: BWAY Holding Company, 8607 Roberts Drive, Suite 250, Atlanta, Georgia 30350.

BWAY HOLDING COMPANY	Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
	FOR	AGAINST	ABSTAIN
1. Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm	☐	☐	☐

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

☐		YOUR VOTE IS IMPORTANT!
PLEASE MARK, SIGN, DATE AND RETURN THIS
PROXY PROMPTLY
	I plan to attend the meeting	USING THE ENCLOSED ENVELOPE.

Date: , 2008

Signature

Signature if held jointly

Please sign exactly as your name appears on your stock certificate. Joint owners should each sign personally. A corporation should sign the full corporate name by a duly authorized officer and affix the corporate seal. A partnership should sign the full partnership name by a duly authorized person. When signing as an attorney, executor, administrator or guardian, please give full title as such.

▲ FOLD AND DETACH HERE ▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.proxyvoting.com/bwy Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail , mark , sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.lasalleshareholderservices.com/isd/ where step-by-step instructions will prompt you through enrollment.

PROXY	BWAY HOLDING COMPANY	PROXY

8607 Roberts Drive, Suite 250

Atlanta, Georgia 30350-2237

ANNUAL MEETING OF STOCKHOLDERS – MARCH 4, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of BWAY Holding Company (the “Company”) hereby appoints Jeffrey M. O’Connell and Kevin C. Kern, and each of them, as true and lawful proxies with full power of substitution for the undersigned and in the undersigned’s name, place and stead, to represent and vote all of the common stock of the Company held in the undersigned’s name on its books as of January 8, 2008 at the Annual Meeting of Stockholders to be held at the Doubletree Hotel located at 1075 Holcomb Bridge Road, Roswell, Georgia 30076 at 10:00 a.m. EST on Tuesday, March 4, 2008 or any adjournment or postponement thereof, upon all matters that may properly come before the meeting, including all matters described in the Company’s Notice of Annual Meeting of Stockholders and the accompanying proxy statement, each of which is incorporated herein by reference, subject to any directions noted on the reverse side of this card.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted FOR Proposal 1. Should any other matter requiring a vote of the stockholders arise at the Annual Meeting or any adjournment or postponement thereof, the proxies named above are authorized to vote in accordance with their best judgment in the interest of the Company. The tabulator cannot vote your shares unless you sign and return this card.

(IMPORTANT: Please sign and date on reverse)
Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

You can now access your BWAY HOLDING COMPANY account online.

Access your BWAY Holding Company stockholder account online via Investor ServiceDirect® (ISD).

LaSalle, N.A., Transfer Agent for BWAY Holding Company, now makes it easy and convenient to get current information on your stockholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.lasalleshareholderservices.com/isd/